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                                                                   EXHIBIT 10(Y)

                            PREFERRED STOCK AGREEMENT

         This Preferred Stock Agreement (the "Agreement") dated as of the 30th day of October, 2001, is by and between UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a Delaware corporation (the "Company"), and FINOVA MEZZANINE CAPITAL INC., a Tennessee corporation formerly known as Sirrom Capital Corporation (the "Holder"). Capitalized terms not otherwise defined shall have the meanings assigned by Section 4.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Holder have entered into a certain Prepayment Agreement (the "Prepayment Agreement") of even date herewith that provides for, among other things, the Company to issue to Holder shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");

         WHEREAS, the Company and the Holder desire to define certain rights and obligations with respect to the Series B Preferred Stock; and

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Voting Rights. So long as shares of the Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the written approval of Holder:

         (i) issue any additional shares of Series B Preferred Stock;

         (ii) alter, amend or repeal any rights, preferences or privileges of the Series B Preferred Stock as detailed in the Certificate of Designations, Preferences and Rights of the Series B Prefer-red Stock (the "Certificate of Designations") so as to materially adversely affect the Series B Preferred Stock, except for any issuance pursuant to an Exempt Offering (as defined in the Certificate of Designations);

         (iii) create any new class or series of capital stock having a preference over or in parity with the Series B Preferred Stock with respect to the payment of dividends or distributions, redemption or rights as to distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Company ("Liquidation Preference"), provided, however, that Holder shall not unreasonably withhold its approval to the creation of such new class or series of capital stock in parity with the Series B Preferred Stock with respect to Liquidation Preference;

         (iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any securities in parity with or junior to the Series B Preferred Stock as to Liquidation Preference or shares of the Company's common stock, par value $0.01, ("Common Shares"); provided however, that this restriction shall not apply to the repurchase of Common



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Shares from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost or at cost plus a reasonable rate of interest upon the occurrence of certain events, such as the termination of employment; or (v) amend or waive any provision of the Company's Certificate of Incorporation or Bylaws so as to adversely affect the Series B Preferred Stock.

         2. Board Observation Rights. So long as any shares of Series B Preferred Stock remain outstanding, Holder shall be entitled to receive notice of and be entitled to attend or may send a representative to attend all meetings of Company's Board of Directors in a non-voting observation capacity and shall receive a copy of all correspondence and information delivered to Company's Board of Directors, all such notices and information to be sent when and as transmitted to Board members.

         3.       Registration Rights.

         3.1      Demand Registration.

                  A. Demand Rights. If the Initiating Holders request in writing (a "Demand Request") that the Company register an offering of Registrable Securities under the Securities Act of 1933, by underwriters selected by the Initiating Holders and reasonably acceptable to the Company, with anticipated gross offering proceeds of at least $500,000, the Company shall:

                           (i) promptly give notice of the Demand Request to all
other holders of Registrable Securities; and

                           (ii) use its best efforts to effect the registration
and sale of such Registrable Securities, together with all other Registrable Securities specified in any written request received by the Company (provided such notice is received by the Company within 20 days after the date of the notice of Demand Request), in accordance with the intended method of disposition thereof, and in accordance with the procedures set forth in Section 3.6.

                  B. Number of Demand Registrations. Initiating Holders shall be entitled to request three registrations of Registrable Securities pursuant to this Section 3.1. Except as otherwise provided in this Section 3.1 or in Section 3.4, the Company shall pay all Registration Expenses in connection with each such registration request. A registration shall not count towards the maximum of three registration requests held by the Holder hereunder unless the registration statement for such requested registration has become effective and an offering closed in which all Registrable Securities requested to be included in such registration by the Initiating Holders shall have been sold, provided, however, that the Company in any event shall pay all Registration Expenses in connection with any requested registration whether or not the registration statement becomes effective (unless the failure to become effective is such as to require the Initiating Holders to pay all Registration Expenses for such aborted or withdrawn registration pursuant to Section 3.4 below, in which case (i) such Initiating Holders shall reimburse the Company for all such Registration Expenses incurred and paid by the Company in



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connection with such registration, and (ii) such withdrawn request shall not count as a requested registration hereunder).

                  C. Other Securities and Priority. The registration statement filed pursuant to the Demand Request may, subject to the prior written consent of the Initiating Holders, include other securities of the Company, provided that all Registrable Securities for which the Initiating Holders have requested registration shall be covered by such registration statement and sold in such offering before any such other securities are included and sold.

                  D. Limitations. The Company shall not be obligated to effect, or to take any action to effect, any demand registration:

                           (i) in any jurisdiction in which the Company would be
required to execute a general consent to service of process, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii) during the period beginning 15 days prior to the
Company's good faith estimate of the date of filing of; and ending 180 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                           (iii) if the Initiating Holders propose to dispose of
shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 3 hereof.

                  E. Deferral of Registration. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement as soon as practicable after receipt of the Demand Request would be materially detrimental to the Company because there exist bona fide financing, acquisition, or other activities of the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is essential to defer the filing of such registration statement, then the Company may defer such filing for a period of not more than 90 days after receipt of the Demand Request of the Initiating Holders, provided that the Company shall not defer its obligations in this manner for more than an aggregate of 90 days in any twelve-month period, and provided further that the Initiating Holders shall be entitled to withdraw the request for registration and, if such request is withdrawn, such registration shall not count as a requested registration hereunder and the Company shall pay all Registration Expenses incurred in connection with such withdrawn registration request. Holder agrees not to disclose to any non-affiliated third party that the Company has requested such a deferral of the filing of a registration statement.

                  F. Underwriting. The right of any other holders of Registrable Securities to



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join in a request for registration shall be conditioned upon such holders'
participation in such registration on the same terms as the Initiating Holders (unless otherwise agreed by a majority in interest of the Initiating Holders).

                  G. Inclusion of Other Securities. In any demand registration, if the Company shall request inclusion of securities to be sold for its own account, or if other persons entitled to incidental registrations shall request inclusion in such registration, the Initiating Holders shall offer to include such securities in the underwriting and may condition such offer on the acceptance by the Company or such other persons of the provisions of this Agreement. The Company and all such other persons proposing to distribute securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.

         3.2      Piggyback Registration.

                  A. Notice and Procedures. If the Company proposes to register any of its Common Shares either for its own account or for the account of other security holders (other than holders of Registrable Securities), the Company will:

                           (i) promptly give written notice thereof to each
holder of Registrable Securities; and

                           (ii) use its best efforts to include in such
registration and in any underwriting involved therein, all Registrable Securities specified in any written request from holders of Registrable Securities received by the Company within 15 days after such notice.

                  B. Limitations. The provisions of this Section 3.2 shall not apply to any registration relating solely to employee benefit plans (as defined under Rule 405 of the Securities Act), or a registration relating solely to securities issued in connection with an acquisition or merger, or a registration on any registration form that does not permit secondary sales.

                  C. Underwriting. The right of any holder of Registrable Securities to participate in a piggyback registration shall be conditioned upon such holder's agreement to enter into an underwriting agreement in customary form with the underwriters selected by the Company.

                  D. Underwriters' Cutback. Notwithstanding any other provision of this Section 3.2, if the underwriters of any piggyback registration advise the Company of the need for an Underwriters' Cutback, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in the registration and sold; provided, however, that Registrable Securities shall be included in any over allotment option granted to the underwriters on a pro rata basis with any other selling stockholders and prior to the inclusion of any shares to be sold by the Company. The Company shall advise all holders of securities requesting registration of the Underwriters' Cutback, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the



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Company for securities being sold for its own account and thereafter as set forth in Section 3.9.

                  E. Other Provisions. If holders of Registrable Securities request participation in a piggyback registration, the provisions of Section 3.1(D) shall apply to such registration, and if the registration is for an underwritten offering, the provisions of Sections 3.1(F) and 3.1(G) shall also apply to such registration.

         3.3 Registration on Form S-3. After the Company has qualified for the use of Form S-3, and for so long as the Company continues to be so qualified, in addition to the rights contained in the foregoing provisions of this Agreement, the holders of the Registrable Securities shall have the fight to request registrations on Form S-3 or any comparable or successor form. Each such request shall be in writing and shall state the anticipated number of shares of Registrable Securities to be disposed of, the anticipated gross proceeds of the offering, and the intended methods of disposition of such shares by such holders, including whether sales are to be made on a delayed or continuous basis pursuant to Rule 415. The Company shall not be obligated to effect any registration pursuant to this Section 3.3 if (i) the holders of Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other shares of Common Stock (if any) on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) the Company shall delay or defer registration in accordance with Section 3.1(D)(ii) or Section 3.1(E), or (iii) the Company will be required to obtain an audit (other than for its normal year-end audit) for such registration to become effective. The Company shall only be required to effect two registrations of Registrable Securities pursuant to this Section 3.3 in each calendar year, provided, however, that if the offering is to be effected on a continuous or delayed basis pursuant to Rule 415 (or any successor rule), and the registration statement is kept effective for a period in excess of 180 days, then the Company shall not be required to effect another registration in that calendar year.

         3.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, shall be borne by the Company; provided, however, that a holder of Registrable Securities shall bear the Registration Expenses for any registration process begun pursuant to Section 3.1 and subsequently withdrawn by such holder, unless such withdrawal is based upon (i) material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Initiating Holders at the time of the request for registration under Section 3.1, or (ii) material adverse changes in the financial markets which result in a significant decline in the public market price for the Company's Common Stock of at least 20 percent from the date of the request to the date of such withdrawal. All Selling Expenses relating to securities registered pursuant to this Agreement shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

         3.5      Holdback Agreement.

                  A. By Holders. If requested in writing by the Company and the managing underwriter of an underwritten registered public offering under this Agreement by the Company



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of its Common Stock, the holders of Registrable Securities shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by such holders (other than those included in the registration statement) for a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company, all other holders of the Registrable Securities, and all other holders of rights to registration of any other security of the Company, if they also register their shares in such offering, enter into similar agreements identical in terms to that of the holders of Registrable Securities.

                  B. By Company. In connection with any underwritten registration, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (other than securities subject to such underwritten registration), during the seven days prior to and during the 90-day period after the effective date of any underwritten registration pursuant to this Agreement, and (ii) shall use its reasonable best efforts to cause each holder of at least two percent (on a fully diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to stock options granted under a stock option plan primarily for employees, officers or directors) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period, except to the extent that such securities are to be sold pursuant to the underwritten registration in question.

         3.6 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to effect the registration and sale of Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                           (i) prepare and file a registration statement with
respect to such offering of Registrable Securities, and use its best efforts to cause such registration statement to become effective,

                           (ii) notify each holder of Registrable Securities of
the effectiveness of each registration statement hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition the sellers thereof set forth in such registration statement;

                           (iii) furnish to each seller of Registrable
Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the


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Registrable Securities owned by such seller;

                           (iv) use its best efforts to register or qualify such
Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

                           (v) notify each seller of such Registrable
Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make there statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                           (vi) cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be included in The Nasdaq Stock Market ("Nasdaq"), and if included on Nasdaq, use its best efforts to secure designation of ail such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule I I a2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for a least two market makers to register as such with respect to such Registrable Securities with Nasdaq; provided however, in the event the Registrable Securities are included in Nasdaq, then there shall be no obligation to also list them with the Chicago Stock Exchange.

                           (vii) provide a transfer agent and registrar for all
such Registrable Securities not later than the effective date of such registrations statement;

                           (viii) enter into such customary agreements
(including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or combination of shares);

                           (ix) make available for inspection by any seller of
Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided that any recipient of such records,



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documents or information executes such confidentiality agreement as the Company reasonably requests;

                           (x) otherwise use its best efforts to comply with all
applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (xi) permit any holder of Registrable Securities
which holder, in its sole and exclusive judgment, night be deemed to be an underwriter or controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which (i) with respect to matters relating to such holder of Registrable Securities, should be included in the reasonable judgment of such holder and its counsel, and (ii) with respect to matters relating to the Company, should be included in the reasonable judgment of such holder, subject in the case of clause (ii) to the approval of the Company and any managing underwriter of the offering (which approval shall not be unreasonably withheld);

                           (xii) use its best efforts to cause such Registrable
Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                           (xiii) in connection with any underwritten
registration, obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

         3.7      Indemnification.

                  A. By Company. The Company shall indemnify each holder of Registrable Securities, each of its officers, directors, employees, agents, and affiliates, and each underwriter, and each of its officers, directors, employees, agents, and affiliates, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse such persons for any legal and any



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other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder or underwriter and stated to be specifically for use therein, provided further, that the holders of Registrable Securities shall consent to such indemnity defense being conducted by counsel to the Company unless in the good faith opinion of counsel to Holder, Company's counsel will be unable to effectively defend such holders due to a conflict of interest, in which event, such defense may be conducted by counsel selected by the holders of a majority of the Registrable Securities provided that the Company will only be obligated to pay for the fees and expenses owing to one such counsel. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld).

                  B. By Holder. In connection with the registration or sale of shares of Registrable Securities pursuant to this Agreement, each holder whose Registrable Securities are included in such registration being effected under this Agreement, shall indemnify the Company, and each of its directors, officers, employees, agents, and affiliates, and each underwriter, and each of its directors, officers, employees, agents, and affiliates, against all claims losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, underwriters, or control person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such clam, loss, carnage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by such holder of the Registrable Securities, and stated to be specifically for use therein; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities if such settlement is effected without the prior written consent of such holder, which consent shall not be unreasonably withheld; and provided that in no event shall any indemnity under this Section 3.7(B) exceed the net amount of proceeds from the offering received by such holder.

                  C. Procedure. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be reasonably acceptable to the Indemnified Party. Failure to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this section to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim




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or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  D. Contribution. If the indemnification provided for in this
Section 3.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  E. Conflicting Provisions. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with a registration are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

         3.8 Information by Holder. Each holder of Registrable Securities shall furnish to the Company in writing such information regarding such holder and the distribution proposed by such holder as the Company or underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

         3.9 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other outstanding shares of Common Stock of the Company (the "Other Shares") requested and entitled to be included in a demand registration cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, or in case of an Underwriters' Cutback, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the holders of Registrable Securities and other selling stockholders pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by such holders and other selling stockholders. If any holder of Registrable Securities or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to this procedure, the remaining portion of his allocation shall




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be reallocated among those requesting holders of Registrable Securities and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by such holders and other selling stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the holders of Registrable Securities and other selling stockholders have been so allocated. Provided, however, the Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include in that registration shares of stock issued to employees, officers, directors, or consultants pursuant to any Company stock option plan, and in such case all Registrable Securities covered by the registration shall be sold before any such other securities are sold.

         3.10 Survival of Registration Rights. The rights of any holder of Registrable Securities hereunder to request registration or inclusion in any registration pursuant to this Agreement shall terminate on the earlier of (i) [such date as all shares of Registrable Securities held or entitled to be held upon conversion or exercise by Holder shall equal less than 25% of the outstanding Registrable Securities, or (ii) six years from the date hereof.]

         4.       Definitions. As used herein,

         "Holder" means any Person who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance herewith. "Initiating Holders" means holders of the Registrable Securities who in the aggregate hold not less than 25 percent of the outstanding Registrable Securities.

         "Liquidation Event" means (i) any liquidation, bankruptcy, reorganization, dissolution, or winding up of the Company; (ii) any consolidation or merger of the Company into or with any other entity or entities; (iii) any sale or transfer by the Company of all or substantially all of its assets; or (iv) any sale or issuance or series of sales and/or issuances of shares of the Company's Capital stock by the Company or any holders thereof which results in any person (with all persons that are party to an employment agreement with the Company deemed to be one person for purposes of this definition) or group of affiliated persons (other than the owners of Common Stock or Series A Preferred Stock as of the date hereof) owning capital stock of the Company possessing the voting power (under ordinary circumstances) to elect a majority of the Company's Board of Directors.

         "Person" means an individual, corporation, partnership, limited liability company, joint venture, sole proprietorship, trust or other entity, business association or organization.

         "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933 and applicable rules and regulations thereunder, and such other actions as may be required to cause such registration statement to become effective or with respect to registration, qualification or compliance under applicable state securities laws.

         "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and its independent certified public accountants, blue sky fees and expenses; and reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, not to exceed $10,000, but shall not include Selling Expenses.

         "Registrable Securities" means shares of the Company's Common Stock issued or issuable (i) upon conversion of the Series B Preferred Stock or (ii) as a dividend or other distribution with respect to, or in exchange for, or in replacement of; the shares of Series B Preferred Stock; provided, however, that shares shall cease to be Registrable Securities if and when (x) they are sold pursuant to Rule 144 under the Securities Act or a registration statement under the Securities Act, or (y) such shares are eligible for resale pursuant to Rule 144 under the Securities Act without regard to any volume limitations thereunder.

         "Rule 144" means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

         "Rule 145" means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

         "Security" has the same meaning as in Section 2(l) of the Securities of 1931 as amended.

         "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any stockholder (other than the fees and disbursements of one counsel for the holders of Registrable Securities, as selling stockholders, included in Registration Expenses).

         "Underwriters' Cutback" means a reduction in the number of shares to be included in any underwritten offering as the result of receipt of written notice from the representative(s) of the underwriters to the effect that the number of shares requested to be included in such registration exceeds the number which, in the representative's judgment, can be sold in an orderly manner in such offering with a price range acceptable to either the Company (in a primary registration) or the majority of the holders initially requesting such registration (in a secondary registration).

         5. Notice of Transfer. The rights granted to the Holder hereunder may be transferred to any transferee of not less than 50,000 shares (adjusted appropriately for stock splits, stock dividends and the like) of Registrable Securities; provided, however, that the rights of the Holder may be transfer-red to a wholly-owned subsidiary of the Holder without regard to the number of shares transferred; and provided, further, that rights may not be transferred to any proposed transferee deemed to be a competitor of the Company by its Board of Directors. Each such permitted transferee must agree in a written instrument provided to the Company to be bound hereby and shall thereupon be deemed to be a "Holder" for purposes hereunder.

         6. Notice. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the Prepayment Agreement. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

         7. Severability. If any provisions(s) of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         8. Entire Agreement. This Agreement between the Company and Holder represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreement are merged herein.

         9. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

         10. Counterparts. This Agreement may be executed in any number of counterparts and be different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         11. Consent to Jurisdiction, Exclusive Venue. The Company hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Holder may be a party and which concerns this Agreement. It is further agreed that venue for,-any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Holder agrees to the contrary in writing.

         12. Waiver of Trial by Jury. HOLDER AND THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

         13. Termination of Prior Agreement. This Agreement shall replace and supercede the terms of that certain Registration Rights Agreement dated July 11, 1997, by and between the

Company and Purchaser (the "Original Agreement"). The Original Agreement is hereby terminated and of no further force or effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                        UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                        By:  /s/ Yehuda Tzur
                                             -----------------------------------
                                        Name: Yehuda Tzur
                                             -----------------------------------
                                        Title: Chairman
                                              ----------------------------------

                                        FINOVA MEZZANINE CAPITAL INC.

                                        By: /s/ Myles A. MacDonald
                                            ------------------------------------
                                        Name: Myles A. MacDonald
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------